Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Globalstar, Inc. (the “Company”), does hereby certify that:

This annual report on Form 10-K for the year ended December 31, 2010 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2011
	By:	/s/ Peter J. Dalton
Peter J. Dalton
Chief Executive Officer

Dated: March 31, 2011
	By:	/s/ Dirk Wild
Dirk Wild
Chief Financial Officer